UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022 (April 26, 2022)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Williams Companies, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Tuesday, April 26, 2022. As previous disclosed in the Company’s proxy statement, directors Stephen I. Chazen and Charles I. Cogut retired from the Board upon the expiration of their terms at the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted upon the following proposals, which are more fully described in the Company’s proxy statement: (1) Elect twelve director nominees for a one-year term; (2) Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) Approve, on an advisory basis, the compensation of our named executive officers. The following are the final voting results:

1.

Each of the following director nominees was elected to the Company’s Board of Directors to serve a one-year term expiring at the Company’s next annual meeting of stockholders. Voting results were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Alan S. Armstrong	960,594,942	6,647,097	820,003	108,923,008
Stephen W. Bergstrom	930,631,123	36,541,145	889,774	108,923,008
Nancy K. Buese	963,364,505	3,811,606	885,932	108,923,008
Michael A. Creel	961,373,384	5,804,179	884,479	108,923,008
Stacey H. Doré	949,086,196	18,131,203	844,643	108,923,008
Richard E. Muncrief	963,960,972	3,221,840	879,230	108,923,008
Peter A. Ragauss	928,454,676	38,728,629	878,737	108,923,008
Rose M. Robeson	944,198,164	23,016,225	847,653	108,923,008
Scott D. Sheffield	962,662,889	4,508,105	891,048	108,923,008
Murray D. Smith	959,830,840	7,330,003	901,199	108,923,008
William H. Spence	909,359,859	57,822,238	879,945	108,923,008
Jesse J. Tyson	946,380,861	20,790,445	890,736	108,923,008

2.	Ernst and Young LLP was ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,024,196,507	51,938,306	850,237	0

3.	Stockholders approved, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
928,633,427	36,931,443	2,497,173	108,923,008

Item 7.01. Regulation FD Disclosure.

In connection with the Company’s 2022 Annual Meeting, the Company did not receive any stockholder questions.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: April 28, 2022	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary